UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 10, 2007

GUARDIAN TECHNOLOGIES INTERNATIONAL, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	000-28238	54-1521616
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

516 Herndon Parkway, Suite A, Herndon, Virginia 20170
(Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code: (703) 464-5495

___________________________________________________
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Section 3 – Securities and Trading Markets

Item 3.02

Unregistered Sales of Equity Securities

On July 10, 2007, Guardian Technologies International, Inc. (the “Company”), issued an aggregate of 864,798 Class E Common Stock Purchase Warrants (the “Class E Warrants”) in connection with, and as an inducement for, the exercise of the same number of outstanding Series D Common Stock Purchase Warrants (“Series D Warrants”) by Crescent International Ltd. at an exercise price of $.7453 per share.  The Company received gross proceeds of approximately $644,534 from the exercise of the Series D Warrants.  The Company paid to Midtown Partners & Co., LLC (“Midtown”), a fee of approximately $35,450 and issued to Midtown a common stock purchase warrant to purchase an aggregate of 47,564 shares of common stock in connection with the offering.

The Class E Warrants issued to the investor are exercisable for a period of five years from the date of issuance, are exercisable at a price of $1.17 per share, and contain certain anti-dilution and other customary provisions. We have also granted to the holder of the Class E Warrants a piggy-back registration right for a period of five years from the date of issuance of the warrant.  The common stock purchase warrants issued to Midtown in connection with the Class E Warrant offering are identical to the Class E Warrants issued to the investor.

The Class E Warrants were issued to an accredited investor in reliance upon the exemption from the registration requirements set forth in Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”), and Rule 506 of Regulation D promulgated thereunder.  The Company proposes to use the proceeds of the exercise of the Class D Warrants for general working capital purposes.

Section 8 – Other Events

Item 8.01

Other Events

On July 10, 2007, the Company issued an aggregate of 864,798 Class E Warrants in connection with, and as an inducement for, the exercise of the same number of outstanding Series D Warrants by the holder of such warrants.  The Class E Warrants were issued in reliance upon the exemption from the registration requirements set forth in Section 4(2) of the Securities Act and Rule 506 promulgated thereunder.  The disclosure set forth under Item 3.02 above is incorporated herein by reference thereto.

Section 9 – Financial Statements and Exhibit

Item 9.01

Financial Statements and Exhibits

(c)

Exhibits.

10.1

Form of Subscription Agreement, filed herewith.

10.2

Form of Class E Common Stock Purchase Warrant, filed herewith.

10.3

Escrow Agreement, dated July 5, 2007, by and between the Registrant, Midtown Partners & Co., LLC, and Signature Bank.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GUARDIAN TECHNOLOGIES INTERNATIONAL, INC.
Date: July 12, 2007	By: /s/ Michael W. Trudnak Chief Executive Officer

28309047.133

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